UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2018

Newmark Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38329	81-4467492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Park Avenue, New York, NY 10017

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 372-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

□	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01.OTHER EVENTS.

On November 2, 2018, Newmark Group, Inc. (NASDAQ: NMRK) (“Newmark” or the “Company”) announced that it had priced an offering of $550 million aggregate principal amount of its 6.125% Senior Notes due 2023 (the “Notes”). The Notes, which were priced on November 1, 2018, are being offered and sold in a private offering exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”).  The Notes were priced at 98.937% to yield 6.375%. The closing, subject to customary conditions, is scheduled for November 6, 2018.

The Company intends to use the net proceeds from the offering to repay outstanding related party debt and intercompany loans owed to or guaranteed by its parent company, BGC Partners, Inc. (NASDAQ: BGCP) (“BGC”), including the Company’s $134 million of bank term loan debt.

The Notes being offered by the Company have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration.

Nothing in this filing or the attached press release shall constitute an offer to sell or a solicitation of an offer to purchase any Notes.

A copy of the press release relating to the pricing of the offering of the Notes is attached to this Form 8-K as Exhibit 99.1.

Discussion of Forward-Looking Statements about Newmark and BGC Partners, Inc.

Statements in this document regarding Newmark and BGC that are not historical facts are “forward-looking statements” that involve risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements. Except as required by law, Newmark and BGC undertake no obligation to update any forward-looking statements. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see Newmark’s and BGC’s Securities and Exchange Commission filings, including, but not limited to, the risk factors set forth in these filings and any updates to such risk factors contained in subsequent Forms 10-K, Forms 10-Q or Forms 8-K.

ITEM 9.01.FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

The exhibit index set forth below is incorporated by reference in response to this Item 9.01.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Newmark Group, Inc. press release dated November 2, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Newmark Group, Inc.

Date: November 2, 2018	By:	/S/ HOWARD W. LUTNICK
Name: Howard W. Lutnick
Title: Chairman

[Signature Page to Form 8-K, dated November 2, 2018, regarding press release announcing the commencement of the offering of the Company’s senior unsecured notes.]